Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2012 May 2, 2012

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3

About Sunstone	4

Forward-Looking Statement	5

Non-GAAP Financial Measures	6

CORPORATE FINANCIAL INFORMATION	8

Condensed Consolidated Balance Sheets Q1 2012 – Q1 2011	9

Consolidated Statements of Operations Q1 2012/2011	11

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA Q1 2012/2011	12

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Q1 2012/2011	13

Pro Forma Comparable Consolidated Statements of Operations Q1 2012 – Q2 2010	14

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2012	15

Earnings Guidance for Q2 and FY 2012	16

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO Q2 & FY 2012	17

CAPITALIZATION	18

Comparative Capitalization Q1 2012 – Q1 2011	19

Consolidated Debt Summary Schedule	20

Consolidated Amortization and Debt Maturity Schedule	21

PROPERTY-LEVEL DATA	22

PROPERTY-LEVEL OPERATING STATISTICS	24

Q1 2012/2011	25

OPERATING STATISTICS BY BRAND & GEOGRAPHY	26

Comparable Portfolio Operating Statistics by Brand Q1 2012/2011	27

Comparable Portfolio Property-Level Q1 2012 EBITDA Contribution by Brand	28

Comparable Portfolio Operating Statistics by Region Q1 2012/2011	29

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	30

Property-Level EBITDA Q1 2012/2011	31

Property-Level EBITDA Margins Q1 2012/2011	32

APPENDIX	33

Reconciliations of Pro Forma Net Loss to EBITDA, Adjusted EBITDA, FFO and Adjusted FFO	34

Property-Level EBITDA Reconciliations	36

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of March 31, 2012, has interests in 32 hotels comprised of 13,208 rooms. Sunstone’s hotels are primarily in the upper upscale segment and are generally operated under nationally recognized brands, such as Marriott, Hilton, Fairmont, Hyatt, and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner.  Our values include transparency, trust, ethical conduct, communication and discipline.  We seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•                  Proactive portfolio management;

•                  Intensive asset management;

•                  Disciplined external growth; and

•                  Measured balance sheet improvement.

Corporate Headquarters
120 Vantis, Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Ken Cruse
President & Chief Executive Officer
(949) 382-3012

John Arabia
Executive Vice President of Corporate Strategy & Chief Financial Officer
(949) 382-3008

Bryan Giglia
Senior Vice President – Corporate Finance
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; national and local economic and business conditions, including the likelihood of a prolonged U.S. recession; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of May 2, 2012, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; Adjusted EBITDA (as defined below); Funds From Operations, or FFO; Adjusted FFO (as defined below); and comparable hotel EBITDA and comparable hotel EBITDA margin.

EBITDA represents net income (loss) excluding: non-controlling interests; interest expense; provision for income taxes, including income taxes applicable to sale of assets; and depreciation and amortization. In addition, we have presented Adjusted EBITDA, which excludes: amortization of deferred stock compensation; the impact of any gain or loss from asset sales; impairment charges; and any other adjustments we have identified in this presentation. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures help investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions. Reconciliations of net income (loss) and pro forma net loss to EBITDA and Adjusted EBITDA are set forth on pages 12 and 34.  We believe comparable hotel EBITDA and comparable hotel EBITDA margin are also useful to investors in evaluating our property-level operating performance.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group. The Board of Governors of NAREIT in its March 1995 White Paper (as clarified in November 1999 and April 2002) defines FFO to mean net income (loss) (computed in accordance with GAAP), excluding non-controlling interests, gains and losses from sales of property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs) and real estate-related impairment losses, and after adjustment for unconsolidated partnerships and joint ventures. We also present Adjusted FFO, which excludes penalties, written-off deferred financing costs, non-real estate-related impairment losses and any other adjustments we have identified in this presentation. We believe that the presentation of FFO and Adjusted FFO provide useful information to investors regarding our operating performance because they are measures of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items which we believe are not indicative of the performance of our underlying hotel properties.  We believe that these items are more representative of our asset base and our acquisition and disposition activities than our ongoing operations. We also use FFO as one measure in determining our results after taking into account the impact of our capital structure.  Reconciliations of net income (loss) and pro forma net loss to FFO and Adjusted FFO are set forth on pages 13 and 35.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Our 32 comparable hotels include all hotels in which the Company has interests as of March 31, 2012, plus prior ownership results as applicable during 2011 for the Doubletree Guest Suites Times Square acquired by the Company in January 2011, the JW Marriott New Orleans acquired by the Company in February 2011, and the Hilton San Diego Bayfront acquired by the Company in April 2011.

We caution investors that amounts presented in accordance with our definitions of EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin should not be considered as an alternative measure of our net income (loss), operating performance, cash flow or liquidity. EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, comparable hotel EBITDA and comparable hotel EBITDA margin can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to GAAP measures such as net income (loss) or cash flow from operations. In addition, you should be aware that adverse economic and market conditions may harm our cash flow.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 8

Condensed Consolidated Balance Sheets

Q1 2012 – Q1 2011

(In thousands)	3/31/2012 (1)	12/31/2011 (2)	9/30/2011 (3)	6/30/2011 (4)	3/31/2011 (5)

Assets
Investment in hotel properties:
Land	$265,108	$265,108	$265,108	$265,108	$266,914
Buildings & improvements	2,646,951	2,639,867	2,621,142	2,601,310	2,175,430
Furniture, fixtures, & equipment	348,308	342,880	337,673	329,826	295,691
Other	193,507	187,591	192,249	205,253	186,548
	3,453,874	3,435,446	3,416,172	3,401,497	2,924,583
Less accumulated depreciation & amortization	(692,868)	(657,620)	(622,272)	(587,560)	(562,720)
	2,761,006	2,777,826	2,793,900	2,813,937	2,361,863

Other real estate investments:
Land	2,768	2,768	2,768	2,768	2,768
Buildings & improvements	9,503	9,481	9,397	9,297	9,297
Furniture, fixtures, & equipment	5,928	5,904	5,494	4,897	6,796
Other	305	250	600	787	498

Less accumulated depreciation	(6,781)	(6,544)	(6,314)	(6,109)	(7,250)
	11,723	11,859	11,945	11,640	12,109

Other assets, net	45,563	47,702	124,259	137,210	59,787

Current assets:
Cash and cash equivalents	126,199	150,533	159,974	144,728	153,214
Restricted cash	71,991	67,898	63,767	61,143	61,370
Other current assets, net	48,249	45,422	55,711	62,932	161,816

Total assets	$3,064,731	$3,101,240	$3,209,556	$3,231,590	$2,810,159

CORPORATE FINANCIAL INFORMATION	Page 9

Condensed Consolidated Balance Sheets

Q1 2012 – Q1 2011 (cont.)

(In thousands)	3/31/2012 (1)	12/31/2011 (2)	9/30/2011 (3)	6/30/2011 (4)	3/31/2011 (5)

Liabilities
Current liabilities:
Current portion of notes payable	$111,346	$53,935	$324,279	$292,189	$288,699
Other current liabilities	85,830	92,846	104,116	98,571	102,071
Total current liabilities	197,176	146,781	428,395	390,760	390,770

Notes payable, less current portion	1,392,041	1,455,177	1,280,927	1,318,530	1,103,089
Exchangeable senior notes, less discount (6)	57,205	61,365	61,095	60,826	60,565
Other liabilities	13,284	12,623	12,295	10,764	9,517

Total liabilities	1,659,706	1,675,946	1,782,712	1,780,880	1,563,941

Series C cumulative convertible redeemable preferred stock	100,000	100,000	100,000	100,000	100,000

Equity
Stockholders’ equity:
8% Series A cumulative redeemable preferred stock	176,250	176,250	176,250	176,250	176,250
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	-

Common stock, $0.01 par value, 500,000,000 shares authorized	1,176	1,173	1,173	1,172	1,172

Additional paid in capital	1,313,581	1,312,566	1,311,918	1,311,037	1,314,099
Retained earnings	97,052	110,580	103,091	119,613	80,928
Cumulative dividends	(452,833)	(445,396)	(437,959)	(430,522)	(423,212)
Accumulated other comprehensive loss	(4,916)	(4,916)	(3,137)	(3,137)	(3,137)
Total stockholders’ equity	1,245,310	1,265,257	1,266,336	1,289,413	1,146,100
Non-controlling interest in consolidated joint ventures	59,715	60,037	60,508	61,297	118

Total equity	1,305,025	1,325,294	1,326,844	1,350,710	1,146,218

Total liabilities and equity	$3,064,731	$3,101,240	$3,209,556	$3,231,590	$2,810,159

(1) As presented on Form 10-Q to be filed in May 2012.

(2) As presented on Form 10-K filed 02/28/12.

(3) As presented on Form 10-Q filed 11/09/11.

(4) As presented on Form 10-Q filed 08/09/11.

(5) As presented on Form 10-Q filed 05/06/11.

(6) Face value of $58.0 million.

CORPORATE FINANCIAL INFORMATION	Page 10

Consolidated Statements of Operations

Q1 2012/2011

	Three Months Ended March 31,
(In thousands, except per share data)	2012	2011

Revenues
Room	$136,538	$106,480
Food and beverage	51,837	39,285
Other operating	16,846	13,293
Total revenues	205,221	159,058
Operating expenses
Room	37,449	29,051
Food and beverage	36,846	29,726
Other operating	6,890	5,959
Advertising and promotion	11,115	8,622
Repairs and maintenance	8,614	7,272
Utilities	7,286	6,845
Franchise costs	6,731	5,250
Property tax, ground lease and insurance	16,766	13,992
Property general and administrative	25,247	20,020
Corporate overhead	5,300	7,657
Depreciation and amortization	34,756	26,222
Total operating expenses	197,000	160,616
Operating income (loss)	8,221	(1,558)
Equity in earnings of unconsolidated joint ventures	-	21
Interest and other income	63	109
Interest expense	(21,503)	(17,784)
Loss on extinguishment of debt	(191)	-
Gain on remeasurement of equity interests	-	69,230
Income (loss) from continuing operations	(13,410)	50,018
Income from discontinued operations	442	1,317
Net income (loss)	(12,968)	51,335
Income from consolidated joint venture attributable to non-controlling interest	(560)	-
Distributions to non-controlling interest	(8)	(7)
Preferred stock dividends	(7,437)	(5,137)
Undistributed income allocated to unvested restricted stock compensation	-	(302)
Undistributed income allocated to Series C preferred stock	-	(209)
Income available (loss attributable) to common stockholders	$(20,973)	$45,680

Basic per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.18)	$0.38
Income from discontinued operations	-	0.01
Basic income available (loss attributable) to common stockholders per common share	$(0.18)	$0.39

Diluted per share amounts:
Income (loss) from continuing operations available (attributable) to common stockholders	$(0.18)	$0.38
Income from discontinued operations	-	0.01
Diluted income available (loss attributable) to common stockholders per common share	$(0.18)	$0.39

Weighted average common shares outstanding:
Basic	117,426	117,074
Diluted	117,426	117,074

CORPORATE FINANCIAL INFORMATION	Page 11

Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA

Q1 2012/2011

	Three Months Ended
	March 31,
(In thousands)	2012	2011

Net income (loss)	$(12,968)	$51,335
Operations held for investment:
Depreciation and amortization	34,756	26,222
Amortization of lease intangibles	1,035	937
Interest expense	20,194	16,866
Amortization of deferred financing fees	967	613
Non-cash interest related to discount on Senior Notes	266	261
Non-cash interest related to loss on derivatives, net	76	44
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-
Depreciation and amortization	(1,419)	-
Interest expense	(570)	-
Amortization of deferred financing fees	(56)	-
Non-cash interest related to loss on derivative	(1)	-
Unconsolidated joint ventures:
Depreciation and amortization	-	3
Discontinued operations:
Depreciation and amortization	-	1,693
Interest expense	-	157
Amortization of deferred financing fees	-	3
EBITDA	41,720	98,134

Operations held for investment:
Amortization of deferred stock compensation	946	544
Non-cash straightline lease expense	696	240
Gain on sale of assets	(11)	-
Loss on extinguishment of debt	191	-
Gain on remeasurement of equity interests	-	(69,230)
Lawsuit settlement reversal of costs	(145)	-
Closing costs - completed acquisitions	-	2,739
Non-controlling interests:
Non-cash straightline lease expense	(113)	-
Unconsolidated joint ventures:
Amortization of deferred stock compensation	-	2
Discontinued operations:
Gain on sale of assets	(177)	-
	1,387	(65,705)

Adjusted EBITDA	$43,107	$32,429

CORPORATE FINANCIAL INFORMATION	Page 12

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO

Q1 2012/2011

	Three Months Ended
	March 31,
(In thousands)	2012	2011

Net income (loss)	$(12,968)	$51,335
Preferred stock dividends	(7,437)	(5,137)
Operations held for investment:
Real estate depreciation and amortization	34,449	25,945
Amortization of lease intangibles	1,035	937
Gain on sale of assets	(11)	-
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-
Real estate depreciation and amortization	(1,419)	-
Discontinued operations:
Real estate depreciation and amortization	-	1,693
Gain on sale of assets	(177)	-
FFO available to common stockholders	12,912	74,773

Operations held for investment:
Non-cash straightline lease expense	696	240
Non-cash interest related to loss on derivatives, net	76	44
Loss on extinguishment of debt	191	-
Gain on remeasurement of equity interests	-	(69,230)
Lawsuit settlement reversal of costs	(145)	-
Closing costs - completed acquisitions	-	2,739
Non-controlling interests:
Non-cash straightline lease expense	(113)	-
Non-cash interest related to loss on derivative	(1)	-
	704	(66,207)

Adjusted FFO available to common stockholders	$13,616	$8,566

FFO available to common stockholders per diluted share	$0.11	$0.64

Adjusted FFO available to common stockholders per diluted share	$0.12	$0.07

Basic weighted average shares outstanding	117,426	117,074
Shares associated with unvested restricted stock awards	155	137
Diluted weighted average shares outstanding (1)	117,581	117,211

(1) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.  On an “as-converted” basis, FFO available to common stockholders per diluted share is $0.12 and $0.63, respectively, for the three months ended March 31, 2012 and 2011.  On an “as-converted” basis,  Adjusted FFO available to common stockholders per diluted share is $0.12 and $0.08, respectively, for the three months ended March 31, 2012 and 2011.

CORPORATE FINANCIAL INFORMATION	Page 13

Pro Forma Comparable Consolidated Statements of Operations

Q1 2012 – Q2 2010

	Three Months Ended (1)
(Unaudited and in thousands)	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2012	2011	2011	2011	2011	2010	2010	2010
Revenues
Room	$136,538	$164,945	$150,584	$152,790	$128,120	$155,705	$138,466	$142,502
Food and beverage	51,837	62,043	44,153	52,315	49,767	59,360	43,900	49,974
Other operating	16,846	18,095	17,597	17,213	16,142	17,424	17,304	16,721

Total revenues	205,221	245,083	212,334	222,318	194,029	232,489	199,670	209,197

Operating Expenses
Room	37,449	41,552	37,894	36,419	34,395	39,134	35,164	34,480
Food and beverage	36,846	42,406	34,882	36,979	36,443	41,979	34,509	35,882
Other expenses	82,649	92,781	83,906	80,650	80,117	87,463	80,519	81,046
Corporate overhead	5,300	4,830	6,943	6,316	7,657	7,461	4,802	5,132
Depreciation and amortization	34,756	34,888	34,176	33,576	31,650	30,545	30,481	30,666
Impairment loss	-	-	10,862	-	-	-	-	1,943

Total operating expenses	197,000	216,457	208,663	193,940	190,262	206,582	185,475	189,149

Operating Income	8,221	28,626	3,671	28,378	3,767	25,907	14,195	20,048

Interest income and other income (loss)	63	55	164	60	109	121	(280)	99
Interest expense	(21,503)	(22,236)	(21,792)	(21,465)	(20,480)	(20,825)	(20,468)	(20,390)
Loss on extinguishment of debt	(191)	-	-	-	-	-	-	-
Gain on remeasurement of equity interests	-	-	-	-	69,230	-	-	-

Income (loss) from continuing operations	(13,410)	6,445	(17,957)	6,973	52,626	5,203	(6,553)	(243)
Income from discontinued operations	442	1,053	24	30,783	1,317	37,433	31,296	3,964

Net Income (Loss)	$(12,968)	$7,498	$(17,933)	$37,756	$53,943	$42,636	$24,743	$3,721

Adjusted EBITDA (2)	$42,842	$63,658	$50,798	$62,818	$37,962	$59,951	$46,331	$53,208

(1) Includes the Company’s ownership results and prior ownership results for the 32 comparable hotels in which the Company has interests as of March 31, 2012, as well as the acquisition of BuyEfficient and the Series D preferred stock offering all completed in 2011. Excludes interest income on the $90.0 million Royal Palm mortgage-secured purchase money loan due to the loan’s sale in October 2011.

(2) Pro Forma Adjusted EBITDA reconciliations can be found on page 34 of this supplemental package and in prior supplemental packages provided by the Company.

CORPORATE FINANCIAL INFORMATION	Page 14

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2012

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2012	Page 15

Earnings Guidance for Q2 and FY 2012

The Company is providing guidance at this time but does not undertake to make updates for any developments in its business or changes in the operating environment.  Achievement of the Company’s anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance includes the existing 32-hotel portfolio and does not take into account the impact of the pending Wyndham Chicago acquisition or any future hotel acquisitions, dispositions, re-brandings or management change transition costs, debt repurchases or financings during 2012.

For the second quarter of 2012, the Company expects:

Metric	Quarter Ended June 30, 2012 Guidance
Comparable Hotel RevPAR	+5.5% - 7.5%
Net Income ($ millions)	$8 - $11
Adjusted EBITDA ($ millions)	$65 - $68
Adjusted FFO ($ millions)	$36 - $39
Adjusted FFO per diluted share	$0.30 - $0.33

For the full year 2012, the Company expects:

Metric	Prior 2012 FY Guidance (1)	Current 2012 FY Guidance	Change to Prior Midpoint
Comparable Hotel RevPAR	+4% - 6%	+5% - 7%	+1%
Net Income (Loss) ($ millions)	$(4) - $8	$4 - $13	$6.5
Adjusted EBITDA ($ millions)	$223 - $235	$229 - $238	$4.5
Adjusted FFO ($ millions)	$105 - $117	$113 - $122	$6.5
Adjusted FFO per diluted share	$0.90 - $1.00	$0.96 - $1.04	$0.05

(1) Reflects guidance presented on 02/21/2012.

Full year 2012 guidance includes the following assumptions:

•      Capital investment of $85 to $100 million, including the $25 million renovation of the Renaissance Washington DC.

•      Hotel revenue renovation disruption of $3 to $5 million.

•      Comparable Hotel EBITDA Margins to increase by 75 to 125 basis points.

•      Corporate overhead expense (excluding stock amortization and one-time expenses related to future acquisition closing costs) of $19 to $20 million.

•      Interest expense of approximately $83 to $85 million, including $4 million in amortization of deferred financing fees.

•      Preferred dividends (Series A, C, and D) of approximately $30 million.

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2012	Page 16

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO
Q2 & FY 2012

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	June 30, 2012		December 31, 2012
	Low	High	Low	High

Net income	$8,350	$11,350	$4,400	$13,400
Depreciation and amortization	35,000	35,000	140,000	140,000
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Interest expense	20,250	20,250	79,000	79,000
Amortization of deferred financing fees	1,000	1,000	4,000	4,000
Non-controlling interests	(2,500)	(2,500)	(10,000)	(10,000)
Non-cash interest related to discount on Senior Notes	275	275	1,100	1,100
Amortization of deferred stock compensation	875	875	3,500	3,500
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted EBITDA	$65,000	$68,000	$229,000	$238,000

Reconciliation of Net Income to Adjusted FFO

Net income	$8,350	$11,350	$4,400	$13,400
Preferred stock dividends	(7,500)	(7,500)	(30,000)	(30,000)
Real estate depreciation and amortization	34,750	34,750	138,800	138,800
Non-controlling interests	(1,750)	(1,750)	(7,000)	(7,000)
Amortization of lease intangibles	1,000	1,000	4,000	4,000
Non-cash straightline lease expense	750	750	3,000	3,000
Adjusted FFO available to common stockholders	$35,600	$38,600	$113,200	$122,200

Adjusted FFO available to common stockholders per diluted share	$0.30	$0.33	$0.96	$1.04

Diluted weighted average shares outstanding	117,600	117,600	117,800	117,800

EARNINGS GUIDANCE FOR Q2 AND FULL YEAR 2012	Page 17

CAPITALIZATION

CAPITALIZATION	Page 18

Comparative Capitalization

Q1 2012 – Q1 2011

(In thousands, except per share data)	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011

Common Share Price & Dividends
At the end of the quarter	$9.74	$8.15	$5.69	$9.27	$10.19
High during quarter ended	$10.00	$8.15	$10.03	$10.50	$10.90
Low during quarter ended	$8.06	$5.07	$5.10	$8.65	$9.28
Common dividends per share	$-	$-	$-	$-	$-

Common Shares & Units
Common shares outstanding (1)	119,108	118,672	118,672	118,334	117,941
Units outstanding	-	-	-	-	-
Total common shares and units outstanding	119,108	118,672	118,672	118,334	117,941

Capitalization
Market value of common equity	$1,160,112	$967,177	$675,244	$1,096,956	$1,201,819
Liquidation value of preferred equity - Series A	176,250	176,250	176,250	176,250	176,250
Liquidation value of preferred equity - Series C	100,000	100,000	100,000	100,000	100,000
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	-
Consolidated debt (2)	1,529,131	1,567,112	1,577,706	1,673,219	1,454,288
Consolidated total capitalization	3,080,493	2,925,539	2,644,200	3,161,425	2,932,357

Non-controlling interest in consolidated debt	(59,263)	(59,452)	(59,637)	(59,820)	-
Pro rata total capitalization	$3,021,230	$2,866,087	$2,584,563	$3,101,605	$2,932,357

Consolidated debt to total capitalization	49.6%	53.6%	59.7%	52.9%	49.6%
Pro rata debt to pro rata total capitalization	48.7%	52.6%	58.7%	52.0%	49.6%
Consolidated debt and preferred equity to total capitalization	62.3%	66.9%	74.5%	65.3%	59.0%
Pro rata debt and preferred equity to total capitalization	61.6%	66.3%	73.9%	64.6%	59.0%

(1)  Reflects shares outstanding at respective dates.

(2) Consolidated debt at 3/31/12 includes the effects of the Company’s repayment of the remaining balance on its $32.2 million non-recourse mortgage secured by the Renaissance Long Beach in April 2012.  Consolidated debt at 12/31/11 includes the effects of the Company’s repurchase of $4.5 million of its exchangeable senior notes in February 2012. Consolidated debt at 9/30/2011 includes the effects of the Company’s refinancing of the $270.0 million loan secured by interests in the Doubletree Guest Suites Times Square with a new $180.0 million seven-year non-recourse mortgage in October 2011.

CAPITALIZATION	Page 19

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2012	Subsequent	May 2, 2012		Full Year 2012	Balance At
Debt	Collateral	Spread	Date	Balance	Principal Repayments (1)	Balance		Principal Amortization	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Renaissance Long Beach	4.98%	7/1/2012	$32,256	$(32,256)	$-
Secured Mortgage Debt	Rochester commercial laundry facility	9.88%	6/1/2013	1,276	-	1,276		$1,044	$-
Secured Mortgage Debt	Doubletree Guest Suites Minneapolis	5.34%	5/1/2015	17,070	-	17,070		456	15,508
Secured Mortgage Debt	Hilton Del Mar	5.34%	5/1/2015	24,756	-	24,756		661	22,491
Secured Mortgage Debt	Marriott Houston	5.34%	5/1/2015	22,724	-	22,724		607	20,645
Secured Mortgage Debt	Marriott Park City	5.34%	5/1/2015	14,814	-	14,814		396	13,458
Secured Mortgage Debt	Marriott Philadelphia	5.34%	5/1/2015	26,841	-	26,841		717	24,385
Secured Mortgage Debt	Marriott Troy	5.34%	5/1/2015	34,751	-	34,751		929	31,572
Secured Mortgage Debt	Marriott Tysons Corner	5.34%	5/1/2015	44,342	-	44,342		1,185	40,285
Secured Mortgage Debt	Kahler Grand	5.34%	5/1/2015	27,335	-	27,335		730	24,834
Secured Mortgage Debt	JW Marriott New Orleans	5.45%	9/1/2015	41,232	-	41,232		773	38,094
Secured Mortgage Debt	Renaissance Harborplace	5.13%	1/1/2016	97,805	-	97,805		2,882	84,919
Secured Mortgage Debt	Marriott Del Mar	5.69%	1/11/2016	47,307	-	47,307		610	44,711
Secured Mortgage Debt	Hilton North Houston	5.66%	3/11/2016	32,679	-	32,679		483	30,522
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	7/1/2016	81,627	-	81,627		1,939	72,210
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	3/1/2017	73,540	-	73,540		1,300	65,577
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	4/11/2017	176,000	-	176,000		-	176,000
Secured Mortgage Debt	Embassy Suites La Jolla	6.60%	6/1/2019	69,364	-	69,364		729	62,179
Secured Mortgage Debt	Hilton Times Square	4.97%	11/1/2020	90,627	-	90,627		1,263	75,976
Secured Mortgage Debt	Renaissance Washington DC	5.95%	5/1/2021	129,988	-	129,988		1,951	106,580
Exchangeable Senior Notes	Guaranty	4.60%	7/15/2027	58,000	-	58,000		-	58,000
Total Fixed Rate Debt				1,144,334	(32,256)	1,112,078		18,655	1,007,946
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 3.25%	4/15/2016	237,053	-	237,053		2,819	223,008
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/10/2018	180,000	-	180,000		-	144,917
Credit Facility	Unsecured	L + 3.25% - 4.25%	11/1/2013	-	-	-		-	-
Total Variable Rate Debt				417,053	-	417,053		2,819	367,925

TOTAL CONSOLIDATED DEBT				$1,561,387	$(32,256)	$1,529,131		$21,474	$1,375,871

Preferred Stock
Series A cumulative redeemable preferred		8.00%	perpetual	$176,250
Series C cumulative convertible redeemable preferred		6.45%	perpetual	$100,000
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000

Debt Statistics
% Fixed Rate Debt				73.3%		72.7%
% Floating Rate Debt				26.7%		27.3%
Average Interest Rate(2)				5.04%		5.04%
Weighted Average Maturity of Debt				5.5 years		5.5 years	(3)

(1) Subsequent Principal Repayments include principal amortization plus the Company’s repayment of the non-recourse mortgage secured by the Renaissance Long Beach on April 26, 2012. Subsequent Principal Repayments exclude principal amortization on the Company’s remaining debt.

(2) Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at March 31, 2012 and includes the effect of the Company’s interest rate derivative agreements.

(3) Assumes the $58.0 million in outstanding exchangeable senior notes remain outstanding to maturity. If the exchangeable senior notes were redeemed upon the first put date of January 15, 2013, the weighted average maturity would be approximately 4.9 years.

CAPITALIZATION	Page 20

Consolidated Amortization and Debt Maturity Schedule
as of March 31, 2012 (1)

(1) Principal Payment at Maturity for 2012 has been adjusted to include the effects of the Company’s repayment of the non-recourse mortgage secured by the Renaissance Long Beach on April 26, 2012.

(2) % of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the March 31, 2012 pro rata total capitalization as presented on page 19.

CAPITALIZATION	Page 21

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 22

Property-Level Data

Hotel	Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

Hilton San Diego Bayfront	California	Hilton	1,190	9.01%	75%	Leasehold	2071	2011
Renaissance Washington DC	Washington DC	Marriott	807	6.11%	100%	Fee Simple		2005
Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.91%	100%	Fee Simple		2005
Kahler Grand	Minnesota	Independent	668	5.06%	100%	Fee Simple		1999
Renaissance Harborplace	Maryland	Marriott	622	4.71%	100%	Leasehold	2085	2005
Renaissance Los Angeles Airport	California	Marriott	499	3.78%	100%	Fee Simple		2007
JW Marriott New Orleans (3)	Louisiana	Marriott	496	3.76%	100%	Leasehold	2044 / 2081	2011
Hilton North Houston	Texas	Hilton	480	3.63%	100%	Fee Simple		2002
Marriott Quincy	Massachusettes	Marriott	464	3.51%	100%	Fee Simple		2007
Doubletree Guest Suites Times Square	New York	Hilton	460	3.48%	100%	Leasehold	2127	2011
Hilton Times Square	New York	Hilton	460	3.48%	100%	Leasehold	2091	2006
Fairmont Newport Beach	California	Fairmont	444	3.36%	100%	Leasehold	2082	2005
Marriott Boston Long Wharf	Massachusettes	Marriott	412	3.12%	100%	Fee Simple		2007
Hyatt Regency Newport Beach	California	Hyatt	403	3.05%	100%	Leasehold	2048	2002
Marriott Tysons Corner	Virginia	Marriott	396	3.00%	100%	Fee Simple		2002
Marriott Houston	Texas	Marriott	390	2.95%	100%	Fee Simple		2002
Renaissance Long Beach	California	Marriott	374	2.83%	100%	Fee Simple		2005
Embassy Suites Chicago	Illinois	Hilton	368	2.79%	100%	Fee Simple		2002
Marriott Troy	Michigan	Marriott	350	2.65%	100%	Fee Simple		2002
Renaissance Westchester (4)	New York	Marriott	347	2.63%	100%	Fee Simple		2010
Embassy Suites La Jolla	California	Hilton	340	2.57%	100%	Fee Simple		2006
Marriott Philadephia	Pennsylvania	Marriott	289	2.19%	100%	Fee Simple		2002
Marriott Del Mar	California	Marriott	284	2.15%	100%	Fee Simple		2006
Kahler Inn & Suites	Minnesota	Independent	271	2.05%	100%	Fee Simple		1999
Hilton Del Mar	California	Hilton	257	1.95%	100%	Fee Simple		2002
Marriott Portland	Oregon	Marriott	249	1.89%	100%	Fee Simple		2000
Doubletree Guest Suites Minneapolis	Minnesota	Hilton	229	1.73%	100%	Fee Simple		2002
Sheraton Cerritos	California	Starwood	203	1.54%	100%	Leasehold	2087	2005
Marriott Rochester	Minnesota	Marriott	202	1.53%	100%	Fee Simple		1999
Marriott Park City	Utah	Marriott	199	1.51%	100%	Fee Simple		1999
Courtyard by Marriott Los Angeles	California	Marriott	185	1.40%	100%	Leasehold	2096	1999
Residence Inn by Marriott Rochester	Minnesota	Marriott	89	0.67%	100%	Fee Simple		2004
			13,208	100%

(1) Assumes the full exercise of all lease extensions.

(2) Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.

(3) Hotel is subject to an air rights lease that expires in 2044 and a ground lease that expires in 2081.

(4) Hotel originally acquired in 2005.  Possesion and control of the hotel transferred to a receiver in December 2009, and the Company reacquired the hotel in June 2010.

PROPERTY-LEVEL DATA	Page 23

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 24

Property-Level Operating Statistics

Q1 2012/2011

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended March 31,			For the Three Months Ended March 31,			For the Three Months Ended March 31,
		2012	2011	Variance	2012	2011	Variance	2012	2011	Variance
1	Hilton San Diego Bayfront (1)	$211.87	$208.35	1.7%	79.6%	80.1%	-0.6%	$168.65	$166.89	1.1%
2	Renaissance Washington DC	202.54	212.98	-4.9%	62.3%	71.8%	-13.2%	126.18	152.92	-17.5%
3	Renaissance Orlando at SeaWorld ®	151.62	158.16	-4.1%	79.3%	76.3%	3.9%	120.23	120.68	-0.4%
4	Kahler Grand	115.89	112.11	3.4%	54.1%	54.1%	0.0%	62.70	60.65	3.4%
5	Renaissance Harborplace	140.17	150.61	-6.9%	60.6%	58.5%	3.6%	84.94	88.11	-3.6%
6	Renaissance Los Angeles Airport	115.13	113.46	1.5%	85.4%	79.4%	7.6%	98.32	90.09	9.1%
7	JW Marriott New Orleans (1)	182.86	174.55	4.8%	84.2%	77.5%	8.6%	153.97	135.28	13.8%
8	Hilton North Houston	106.79	101.25	5.5%	79.6%	76.0%	4.7%	85.00	76.95	10.5%
9	Marriott Quincy	146.66	146.53	0.1%	58.0%	45.5%	27.5%	85.06	66.67	27.6%
10	Doubletree Guest Suites Times Square (1)	243.29	237.25	2.5%	95.8%	92.3%	3.8%	233.07	218.98	6.4%
11	Hilton Times Square	226.66	231.02	-1.9%	96.3%	84.9%	13.4%	218.27	196.14	11.3%
12	Fairmont Newport Beach	133.51	126.68	5.4%	70.4%	76.8%	-8.3%	93.99	97.29	-3.4%
13	Marriott Boston Long Wharf	197.54	186.21	6.1%	81.7%	72.2%	13.2%	161.39	134.44	20.0%
14	Hyatt Regency Newport Beach	120.39	121.46	-0.9%	85.0%	80.7%	5.3%	102.33	98.02	4.4%
15	Marriott Tysons Corner	174.75	178.54	-2.1%	60.2%	52.8%	14.0%	105.20	94.27	11.6%
16	Marriott Houston	100.76	97.76	3.1%	76.3%	56.3%	35.5%	76.88	55.04	39.7%
17	Renaissance Long Beach	138.76	157.50	-11.9%	76.7%	69.4%	10.5%	106.43	109.31	-2.6%
18	Embassy Suites Chicago	146.98	134.23	9.5%	62.2%	61.8%	0.6%	91.42	82.95	10.2%
19	Marriott Troy	131.57	122.20	7.7%	68.5%	62.8%	9.1%	90.13	76.74	17.4%
20	Renaissance Westchester	119.77	147.96	-19.1%	71.6%	51.7%	38.5%	85.76	76.50	12.1%
21	Embassy Suites La Jolla	153.84	150.26	2.4%	74.1%	75.7%	-2.1%	114.00	113.75	0.2%
22	Marriott Philadelphia	166.20	161.38	3.0%	60.1%	57.4%	4.7%	99.89	92.63	7.8%
23	Marriott Del Mar	137.30	136.57	0.5%	73.3%	66.5%	10.2%	100.64	90.82	10.8%
24	Kahler Inn & Suites	113.42	104.65	8.4%	67.8%	63.7%	6.4%	76.90	66.66	15.4%
25	Hilton Del Mar	116.88	120.29	-2.8%	65.5%	63.5%	3.1%	76.56	76.38	0.2%
26	Marriott Portland	126.81	121.27	4.6%	76.3%	69.7%	9.5%	96.76	84.53	14.5%
27	Doubletree Guest Suites Minneapolis	110.38	97.53	13.2%	58.5%	48.1%	21.6%	64.57	46.91	37.6%
28	Sheraton Cerritos	115.42	116.76	-1.1%	90.1%	66.9%	34.7%	103.99	78.11	33.1%
29	Marriott Rochester	192.84	197.56	-2.4%	61.5%	52.8%	16.5%	118.60	104.31	13.7%
30	Marriott Park City	218.53	210.17	4.0%	81.7%	88.2%	-7.4%	178.54	185.37	-3.7%
31	Courtyard by Marriott Los Angeles	137.96	134.51	2.6%	95.2%	78.6%	21.1%	131.34	105.72	24.2%
32	Residence Inn by Marriott Rochester	138.38	126.03	9.8%	75.2%	88.2%	-14.7%	104.06	111.16	-6.4%

	Total Comparable Portfolio	$159.14	$159.93	-0.5%	73.8%	69.6%	6.0%	$117.45	$111.31	5.5%

(1)   Includes prior ownership results as applicable during 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

PROPERTY-LEVEL OPERATING STATISTICS	Page 25

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 26

Comparable Portfolio Operating Statistics by Brand
Q1 2012/2011

		FY12			FY11
		Q-T-D(Mar)			Q-T-D(Mar)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	19	72.2%	$154.01	$111.20	66.6%	$158.41	$105.50	5.4%
Hilton (2)	8	79.2%	185.57	146.97	76.4%	181.97	139.03	5.7%
Hyatt	1	85.0%	120.39	102.33	80.7%	121.46	98.02	4.4%
Other (3)	2	76.6%	126.84	97.16	73.7%	123.85	91.28	6.4%
Independent	2	58.0%	115.05	66.73	56.9%	109.70	62.42	6.9%

Total Comparable Portfolio	32	73.8%	$159.14	$117.45	69.6%	$159.93	$111.31	5.5%

(1)	Includes prior ownership results as applicable in 2011 for the JW Marriott New Orleans acquired by the Company on February 15, 2011.
(2)

Includes prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(3)	Includes Fairmont and Sheraton.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 27

Comparable Portfolio Property-Level Q1 2012 EBITDA Contribution

by Brand

(1) Consolidated Q1 2012 Hotel EBITDA of 32 hotel portfolio as of March 31, 2012.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 28

Comparable Portfolio Operating Statistics by Region
Q1 2012/2011

		FY12			FY11
		Q-T-D(Mar)			Q-T-D(Mar)
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	10	79.0%	$153.45	$121.23	75.8%	$154.13	$116.83	3.8%
Other West	4	78.3%	126.34	98.92	70.8%	124.62	88.23	12.1%
Midwest	7	61.4%	131.38	80.67	58.6%	123.56	72.41	11.4%
East (2)	11	73.8%	182.26	134.51	68.9%	186.83	128.73	4.5%

Total Comparable Portfolio	32	73.8%	$159.14	$117.45	69.6%	$159.93	$111.31	5.5%

(1)	Includes prior ownership results as applicable in 2011 for the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(2)

Includes prior ownership results as applicable in 2011 for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, and the JW Marriott New Orleans acquired by the Company on February 15, 2011.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 30

Property-Level EBITDA

Q1 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended March 31,

	(In thousands)	2012	2011
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1)	$10,876	$10,488	4%
2	Renaissance Washington DC	2,512	4,569	-45%
3	Renaissance Orlando at SeaWorld ®	5,569	5,403	3%
4	Kahler Grand (3)	1,690	1,406	20%
5	Renaissance Harborplace (3)	736	984	-25%
6	Renaissance Los Angeles Airport	1,066	753	42%
7	JW Marriott New Orleans	2,920	2,348	24%
8	Hilton North Houston (3)	1,567	972	61%
9	Marriott Quincy	689	248	178%
10	Doubletree Guest Suites Times Square (1)	1,774	1,525	16%
11	Hilton Times Square	1,297	1,345	-4%
12	Fairmont Newport Beach	913	818	12%
13	Marriott Boston Long Wharf	1,566	795	97%
14	Hyatt Regency Newport Beach	898	1,047	-14%
15	Marriott Tysons Corner	1,372	1,062	29%
16	Marriott Houston (3)	979	260	277%
17	Renaissance Long Beach	1,167	1,291	-10%
18	Embassy Suites Chicago (3)	500	(134)	-473%
19	Marriott Troy	816	508	61%
20	Renaissance Westchester	(116)	(73)	-59%
21	Embassy Suites La Jolla	1,828	1,615	13%
22	Marriott Philadelphia	636	487	31%
23	Marriott Del Mar	993	703	41%
24	Kahler Inn & Suites (3)	871	684	27%
25	Hilton Del Mar (3)	540	478	13%
26	Marriott Portland	940	624	51%
27	Doubletree Guest Suites Minneapolis	289	49	490%
28	Sheraton Cerritos	688	233	195%
29	Marriott Rochester (3)	811	555	46%
30	Marriott Park City	1,842	1,908	-3%
31	Courtyard by Marriott Los Angeles	829	503	65%
32	Residence Inn by Marriott Rochester	375	422	-11%

	Total Comparable Portfolio	$49,433	$43,876	13%

	(1) Reflects 100% ownership.
	(2) Reconciliations to Net Income (Loss) provided on pages 36 and 37.

(3) Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.3 million in property tax credits received at the following hotels:

Hilton Del Mar $65,000; Hilton North Houston $56,000; Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000.  Hotel EBITDA for the first quarter of 2011 is impacted by a $0.3 million property tax assessment received at the Embassy Suites Chicago.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 31

Property-Level EBITDA Margins

Q1 2012/2011

	Hotels sorted by number of rooms	For the Three Months Ended March 31,
		2012	2011
		Hotel EBITDA	Hotel EBITDA	Change in
		Margin	Margin	bps
1	Hilton San Diego Bayfront (1)	35.5%	35.1%	40	bps
2	Renaissance Washington DC	18.3%	28.2%	(990)	bps
3	Renaissance Orlando at SeaWorld ®	35.6%	35.8%	(20)	bps
4	Kahler Grand	30.7%	25.6%	510	bps
5	Renaissance Harborplace	10.4%	13.1%	(270)	bps
6	Renaissance Los Angeles Airport	18.8%	14.2%	460	bps
7	JW Marriott New Orleans	35.1%	32.5%	260	bps
8	Hilton North Houston	26.5%	18.3%	820	bps
9	Marriott Quincy	14.3%	6.1%	820	bps
10	Doubletree Guest Suites Times Square (1)	14.8%	13.3%	150	bps
11	Hilton Times Square	12.6%	14.3%	(170)	bps
12	Fairmont Newport Beach	15.2%	13.5%	170	bps
13	Marriott Boston Long Wharf	19.2%	12.2%	700	bps
14	Hyatt Regency Newport Beach	13.6%	16.8%	(320)	bps
15	Marriott Tysons Corner	29.1%	24.6%	450	bps
16	Marriott Houston	24.8%	9.0%	1,580	bps
17	Renaissance Long Beach	24.7%	26.6%	(190)	bps
18	Embassy Suites Chicago	13.5%	-3.9%	1,740	bps
19	Marriott Troy	21.5%	15.2%	630	bps
20	Renaissance Westchester	-2.9%	-2.1%	(80)	bps
21	Embassy Suites La Jolla	41.1%	38.5%	260	bps
22	Marriott Philadelphia	16.1%	13.6%	250	bps
23	Marriott Del Mar	23.7%	19.0%	470	bps
24	Kahler Inn & Suites	42.2%	38.1%	410	bps
25	Hilton Del Mar	19.5%	17.7%	180	bps
26	Marriott Portland	33.9%	25.9%	800	bps
27	Doubletree Guest Suites Minneapolis	17.7%	4.0%	1,370	bps
28	Sheraton Cerritos	23.5%	11.1%	1,240	bps
29	Marriott Rochester	28.8%	22.8%	600	bps
30	Marriott Park City	43.0%	42.5%	50	bps
31	Courtyard by Marriott Los Angeles	31.6%	24.8%	680	bps
32	Residence Inn by Marriott Rochester	41.6%	43.8%	(220)	bps

	Total Comparable Portfolio	24.7%	23.1%	160	bps

	Total Adjusted Comparable Portfolio (2)	24.5%	23.3%	120	bps

	(1) Reflects 100% ownership.

(2) Reflects sum of prior period tax (credits) and assessments of $(0.3) million and $0.3 million for the three months ended March 31, 2012 and 2011, respectively. Property tax credits were received during the first quarter of 2012 at the following hotels: Hilton Del Mar $65,000; Hilton North Houston $56,000; Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. The property tax assessment received during the first quarter of 2011 was at the Embassy Suites Chicago.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 32

APPENDIX

APPENDIX	Page 33

Reconciliation of Pro Forma Net Loss to EBITDA and Adjusted EBITDA

Q1 2012

	Three Months Ended March 31, 2012

		Discontinued	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Forma (3)

Net loss	$(12,968)	$(442)	$(13,410)
Operations held for investment:
Depreciation and amortization	34,756	-	34,756
Amortization of lease intangibles	1,035	-	1,035
Interest expense	20,194	-	20,194
Amortization of deferred financing fees	967	-	967
Non-cash interest related to discount on Senior Notes	266	-	266
Non-cash interest related to loss on derivatives, net	76	-	76
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	(560)
Depreciation and amortization	(1,419)	-	(1,419)
Interest expense	(570)	-	(570)
Amortization of deferred financing fees	(56)	-	(56)
Non-cash interest related to loss on derivative	(1)	-	(1)
EBITDA	41,720	(442)	41,278

Operations held for investment:
Amortization of deferred stock compensation	946	-	946
Non-cash straightline lease expense	696	-	696
Gain on sale of assets	(11)	-	(11)
Loss on extinguishment of debt	191	-	191
Lawsuit settlement reversal of costs	(145)	-	(145)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	(113)
Discontinued operations:
Gain on sale of assets	(177)	177	-
	1,387	177	1,564

Adjusted EBITDA	$43,107	$(265)	$42,842

*Footnotes on following page

APPENDIX	Page 34

Reconciliation of Pro Forma Net Loss to FFO and Adjusted FFO

Q1 2012

	Three Months Ended March 31, 2012

		Discontinued	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Forma (3)

Net loss	$(12,968)	$(442)	$(13,410)
Preferred stock dividends	(7,437)	-	(7,437)
Operations held for investment:
Real estate depreciation and amortization	34,449	-	34,449
Amortization of lease intangibles	1,035	-	1,035
Gain on sale of assets	(11)	-	(11)
Non-controlling interests:
Income from consolidated joint venture attributable to non-controlling interest	(560)	-	(560)
Real estate depreciation and amortization	(1,419)	-	(1,419)
Discontinued operations:
Gain on sale of assets	(177)	177	-
FFO available to common stockholders	12,912	(265)	12,647

Operations held for investment:
Non-cash straightline lease expense	696	-	696
Non-cash interest related to loss on derivatives, net	76	-	76
Loss on extinguishment of debt	191	-	191
Lawsuit settlement reversal of costs	(145)	-	(145)
Non-controlling interests:
Non-cash straightline lease expense	(113)	-	(113)
Non-cash interest related to loss on derivative	(1)	-	(1)
	704	-	704

Adjusted FFO available to common stockholders	$13,616	$(265)	$13,351

FFO available to common stockholders per diluted share	$0.11		$0.11

Adjusted FFO available to common stockholders per diluted share	$0.12		$0.11

Basic weighted average shares outstanding	117,426		117,426
Shares associated with unvested restricted stock awards	155		155
Diluted weighted average shares outstanding (4)	117,581		117,581

(1) Actual represents the Company’s ownership results for the 32 hotels in which the Company has interests as of March 31, 2012.

(2) Discontinued Operations represents the final distribution of proceeds on a subordinate note held by the Company prior to the purchase of the Royal Palm Miami Beach, along with reimbursements for expenses related to the Royal Palm Miami Beach which was sold in April 2011.

(3) Pro Forma represents the Company’s ownership results for the 32 hotels in which the Company has interests as of March 31, 2012, along with adjustments related to the Royal Palm Miami Beach which was sold in April 2011.

(4) Diluted weighted average shares outstanding includes the Series C convertible preferred stock on a “non-converted” basis.

APPENDIX	Page 35

Property-Level EBITDA Reconciliation

Q1 2012

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2012
				Plus:	Plus:	Plus:	Equals:	Hotel
	(In thousands)	Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (3)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (2)	$30,620	$2,242	$450	$5,674	$2,510	$10,876	35.5%
2	Renaissance Washington DC	13,701	(1,374)	-	1,926	1,960	2,512	18.3%
3	Renaissance Orlando at SeaWorld ®	15,650	2,454	-	1,969	1,146	5,569	35.6%
4	Kahler Grand (4)	5,504	498	-	817	375	1,690	30.7%
5	Renaissance Harborplace (4)	7,047	(2,588)	-	2,028	1,296	736	10.4%
6	Renaissance Los Angeles Airport	5,677	378	-	688	-	1,066	18.8%
7	JW Marriott New Orleans	8,312	536	1	1,798	585	2,920	35.1%
8	Hilton North Houston (4)	5,919	144	-	945	478	1,567	26.5%
9	Marriott Quincy	4,830	(539)	-	1,228	-	689	14.3%
10	Doubletree Guest Suites Times Square (2)	11,949	(3,168)	1,003	1,983	1,956	1,774	14.8%
11	Hilton Times Square	10,254	(2,373)	270	2,157	1,243	1,297	12.6%
12	Fairmont Newport Beach	6,002	(440)	-	1,353	-	913	15.2%
13	Marriott Boston Long Wharf	8,171	(3,073)	-	2,153	2,486	1,566	19.2%
14	Hyatt Regency Newport Beach	6,619	242	-	656	-	898	13.6%
15	Marriott Tysons Corner	4,708	(46)	-	812	606	1,372	29.1%
16	Marriott Houston (4)	3,950	100	-	568	311	979	24.8%
17	Renaissance Long Beach	4,724	139	-	617	411	1,167	24.7%
18	Embassy Suites Chicago	3,706	(1,426)	-	879	1,047	500	13.5%
19	Marriott Troy	3,789	(245)	-	586	475	816	21.5%
20	Renaissance Westchester	4,002	(896)	394	386	-	(116)	-2.9%
21	Embassy Suites La Jolla	4,448	(224)	-	903	1,149	1,828	41.1%
22	Marriott Philadelphia	3,947	(208)	-	475	369	636	16.1%
23	Marriott Del Mar	4,187	(169)	7	470	685	993	23.7%
24	Kahler Inn & Suites (4)	2,065	522	-	349	-	871	42.2%
25	Hilton Del Mar (4)	2,766	(181)	-	382	339	540	19.5%
26	Marriott Portland	2,775	646	-	294	-	940	33.9%
27	Doubletree Guest Suites Minneapolis	1,634	(291)	-	345	235	289	17.7%
28	Sheraton Cerritos	2,933	261	-	427	-	688	23.5%
29	Marriott Rochester (4)	2,816	249	-	562	-	811	28.8%
30	Marriott Park City	4,286	1,288	-	350	204	1,842	43.0%
31	Courtyard by Marriott Los Angeles	2,621	523	-	306	-	829	31.6%
32	Residence Inn by Marriott Rochester	902	250	-	125	-	375	41.6%

	Total Comparable Portfolio (1)	$200,514	$(6,769)	$2,125	$34,211	$19,866	$49,433	24.7%

	*Footnotes on page 38.

APPENDIX	Page 36

Property-Level EBITDA Reconciliation

Q1 2011

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2011
				Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (2)	$29,876	$2,899	$450	$4,868	$2,271	$10,488	35.1%
2	Renaissance Washington DC	16,203	741	-	1,841	1,987	4,569	28.2%
3	Renaissance Orlando at SeaWorld ®	15,085	2,406	-	1,838	1,159	5,403	35.8%
4	Kahler Grand	5,493	288	-	738	380	1,406	25.6%
5	Renaissance Harborplace	7,539	(2,389)	-	2,003	1,370	984	13.1%
6	Renaissance Los Angeles Airport	5,293	44	-	709	-	753	14.2%
7	JW Marriott New Orleans	7,229	626	1	1,148	573	2,348	32.5%
8	Hilton North Houston	5,318	(323)	-	816	479	972	18.3%
9	Marriott Quincy	4,075	(857)	-	1,105	-	248	6.1%
10	Doubletree Guest Suites Times Square (2)	11,448	(2,582)	1,045	2,039	1,023	1,525	13.3%
11	Hilton Times Square	9,404	(2,578)	352	2,333	1,238	1,345	14.3%
12	Fairmont Newport Beach	6,054	(560)	-	1,378	-	818	13.5%
13	Marriott Boston Long Wharf	6,522	(3,624)	-	1,960	2,459	795	12.2%
14	Hyatt Regency Newport Beach	6,235	367	-	680	-	1,047	16.8%
15	Marriott Tysons Corner	4,325	(240)	-	687	615	1,062	24.6%
16	Marriott Houston	2,905	(479)	-	424	315	260	9.0%
17	Renaissance Long Beach	4,849	275	-	600	416	1,291	26.6%
18	Embassy Suites Chicago (4)	3,431	(2,005)	-	818	1,053	(134)	-3.9%
19	Marriott Troy	3,332	(536)	-	562	482	508	15.2%
20	Renaissance Westchester	3,406	(367)	-	294	-	(73)	-2.1%
21	Embassy Suites La Jolla	4,194	(496)	-	954	1,157	1,615	38.5%
22	Marriott Philadelphia	3,584	(335)	-	448	374	487	13.6%
23	Marriott Del Mar	3,707	(344)	7	354	686	703	19.0%
24	Kahler Inn & Suites	1,793	456	-	228	-	684	38.1%
25	Hilton Del Mar	2,695	(224)	-	359	343	478	17.7%
26	Marriott Portland	2,411	342	-	282	-	624	25.9%
27	Doubletree Guest Suites Minneapolis	1,230	(425)	-	236	238	49	4.0%
28	Sheraton Cerritos	2,100	(142)	-	375	-	233	11.1%
29	Marriott Rochester	2,434	71	-	484	-	555	22.8%
30	Marriott Park City	4,485	1,408	-	293	207	1,908	42.5%
31	Courtyard by Marriott Los Angeles	2,031	329	-	174	-	503	24.8%
32	Residence Inn by Marriott Rochester	964	283	-	139	-	422	43.8%

	Total Comparable Portfolio (5)	189,650	(7,971)	1,855	31,167	18,825	43,876	23.1%

	Prior Ownership Results (5)
	Doubletree Guest Suites Times Square (2)	1,560	(458)	145	261	138	86	5.5%
	JW Marriott New Orleans	3,277	174	1	262	287	724	22.1%
	Hilton San Diego Bayfront (2)	29,875	2,899	450	4,868	2,271	10,488	35.1%

	Actual Portfolio	$154,938	$(10,586)	$1,259	$25,776	$16,129	$32,578	21.0%

	*Footnotes on page 38.

APPENDIX	Page 37

Property-Level EBITDA Reconciliation

(1)	Total Comparable Portfolio for the three months ended March 31, 2012 includes the Company’s ownership results for all 32 hotels in which the Company has interests as of March 31, 2012.
(2)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(3)

Other Adjustments for the three months ended March 31, 2012 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, JW Marriott New Orleans and Marriott Del Mar; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.4 million in management transition costs at the Renaissance Westchester.

(4)

Hotel EBITDA for the first quarter of 2012 is impacted by a total of $0.3 million in property tax credits received at the following hotels: Hilton Del Mar $65,000; Hilton North Houston $56,000; Kahler Grand $44,000; Kahler Inn & Suites $15,000; Marriott Houston $43,000; Marriott Rochester $10,000; and Renaissance Harborplace $106,000. Hotel EBITDA for the first quarter of 2011 is impacted by a $0.3 million property tax assessment received at the Embassy Suites Chicago.

(5)

Total Comparable Portfolio for the three months ended March 31, 2011 includes prior ownership results for the Doubletree Guest Suites Times Square acquired by the Company on January 14, 2011, the JW Marriott New Orleans acquired by the Company on February 15, 2011, and the Hilton San Diego Bayfront acquired by the Company on April 15, 2011.

(6)

Other Adjustments for the three months ended March 31, 2011 include: a total of $1.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square, JW Marriott New Orleans and Marriott Del Mar; a total of $0.7 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and $0.1 million in management transition costs at the Hilton Times Square.

APPENDIX	Page 38